Exhibit 25.1



                                    FORM T-1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             CHECK IF AN APPLICATION
                TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2) | |
                           __________________________

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

       New York                                         13-5160382
       (State of incorporation                          (I.R.S. employer
       if not a U.S. national bank)                     identification no.)

       One Wall Street, New York, N.Y.                  10286
       (Address of principal executive offices)         (Zip code)

                           __________________________

                                   CWABS, INC.
               (Exact name of obligor as specified in its charter)

       Delaware                                         95-4596514
       (State or other jurisdiction of                  (I.R.S. employer
       incorporation or organization)                   identification no,)

       4500 Park Granada
       Calabasas, California                            91302
       Address of principal executive offices)          (Zip code)



                           __________________________



                             Asset-Backed Securities
                       (Title of the indenture securities)


               __________________________________________________

      1.  General  information.  Furnish  the  following  information  as to the
Trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
               Name                                        Address
--------------------------------------------------------------------------------

            Superintendent of Banks of the State of     One State Street,
            New York                                    NewYork, N.Y.10004-1417,
                                                        and Albany, N.Y. 12223

            Federal Reserve Bank of New York            33 Liberty Street, New
                                                        York, N.Y. 10045

            Federal Deposit Insurance Corporation       Washington, D.C. 20429

            New York Clearing House Association         New York, New York 10005

            (b)   Whether it is authorized to exercise  corporate  trust powers.
                  Yes.

2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation. None.

16. List of Exhibits.

            Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

                  1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit I to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with
                        Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)


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


                  4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

                  6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

                  7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of February, 2007.


                                    THE BANK OF NEW YORK


                                    By: /s/ Matthew Sabino
                                       -----------------------
                                    Name:   Matthew Sabino
                                    Title:  Assistant Treasurer


                                    By: /s/ Michael Cerchio
                                       -----------------------
                                    Name:   Michael Cerchio
                                    Title:  Assistant Treasurer

                                                                    EXHIBIT 7 TO
                                                                    FORM  T-1


--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                    Dollar Amounts
 ASSETS                                              In Thousands
 Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
   and coin............................................$2,478,000
  Interest-bearing balances ...........................15,693,000
 Securities:
  Held-to-maturity securities ..........................1,856,000
  Available-for-sale securities .......................17,740,000
Federal funds sold and securities purchased
  under agreements to resell
  Federal funds sold in domestic offices................3,334,000
  Securities purchased under agreements to
  resell .................................................219,000
Loans and lease financing receivables:
  Loans and leases held for sale ...............................0
  Loans and leases, net of unearned
   income .............................................35,123,000
  LESS: AIlowance for loan and
   lease losses...........................................407,000
  Loans and leases, net of unearned
   income and allowance ...............................34,716,000
 Trading assets.........................................3,011,000
Premises and fixed assets (including
  capitalized leases) ....................................896,000
 Other real estate owned .......................................0
 Investments in unconsolidated subsidiaries
  and associated companies ...............................308,000
 Not applicable
 Intangible assets:
  Goodwill .............................................2,188,000
  Other intangible assets ................................741,000

 Other assets ...........................................7,975,000
                                                         ---------
 Total assets .........................................$91,155,000
                                                       ===========

 LIABILITIES
 Deposits:
  In domestic offices .................................$34,430,000
  Noninterest-bearing ..................................16,230,000
  Interest-bearing .....................................18,219,000
  In foreign offices, Edge and Agreement
   subsidiaries, and IBFs ..............................34,321,000
  Noninterest-bearing .....................................399,000
  Interest-bearing .....................................33,922,000
Federal funds purchased and securities sold
   under agreements to repurchase
  Federal funds purchased in domestic
   offices ................................................900,000
  Securities sold under agreements to
   repurchase .............................................152,000
Trading liabilities .....................................2,224,000
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases)..................1,763,000
Not applicable
Not applicable
Subordinated notes and debentures .......................1,955,000
Other liabilities .......................................6,374,000

Total liabilities .....................................$82,119,000
                                                       ===========

Minority interest in consolidated
  subsidiaries ............................................151,000

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus .......................................................0
Common stock ............................................1,135,000
Surplus (exclude all surplus related to
  preferred stock) ......................................2,115,000
Retained earnings .......................................5,696,000
Accumulated other comprehensive income.....................-61,000
Other equity capital components .................................0
Total equity capital ....................................8,885,000
                                                         ---------

Total liabilities, minority interest, and equity capital   $91,155,000
                                                           ===========

      I, Thomas J. Mastro, Executive Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.



                                                               Thomas J. Mastro,
                                        Executive Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


                              --
         Thomas A. Renyi        |
         Gerald L. Hassell      |          Directors
                              --


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